AMENDMENT NUMBER EIGHT
to the
Master Loan and Security Agreement
Dated as of February 15, 2005
among
MORTGAGEIT, INC.
MORTGAGEIT HOLDINGS, INC.
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER EIGHT is made this 31st day of July, 2006, among MORTGAGEIT, INC. and MORTGAGEIT HOLDINGS, INC. each having an address at 33 Maiden Lane, 6th Floor, New York, New York 10038 (each, a ‘‘Borrower’’ and collectively, the ‘‘Borrowers’’) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the ‘‘Lender’’), to the Master Loan and Security Agreement, dated as of February 15, 2005, by and between the Borrowers and the Lender, as amended (the ‘‘Agreement’’). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement to extend the Termination Date thereunder pending the renewal and replacement of the Agreement with a repurchase facility, and the Lender has agreed to such extension on this basis.

WHEREAS, as of the date of this Amendment Number Eight, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Amendment. Section 1 of the Agreement is hereby amended to delete the definition of ‘‘Termination Date’’ and replace it with the following:

‘‘Termination Date’’ shall mean October 31, 2006 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2.    Effectiveness of Amendment.    This Amendment Number Eight shall be effective upon the Lender's receipt of a copy of this Amendment Number Eight executed by the Lender and the Borrowers.

SECTION 3.    Defined Terms.    Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 4.    Repurchase Facility.    The Borrowers agree to enter into a repurchase facility with the Lender which repurchase facility shall be a renewal of the Agreement by no later than October 31, 2006. The repurchase facility shall be available from the date of entry thereto until July 12, 2007, subject to the terms thereof.

SECTION 5.    Fees and Expenses.    The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Eight (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Eight), in accordance with Section 11.03 of the Agreement

SECTION 6.    Limited Effect.    Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eight need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 7.    Representations.    The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 8.    Governing Law.    This Amendment Number Eight shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 9.    Counterparts.    This Amendment Number Eight may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Eight to be executed and delivered by their duly authorized officers as of the day and year first above written.

MORTGAGEIT, INC. (Borrower)
By:	/s/ Robert A. Gula
Name: Robert A. Gula Title: Chief Financial Officer
MORTGAGEIT HOLDINGS, INC. (Borrower)
By:	/s/ Andy Occhino
Name: Andy Occhino Title: General Counsel and Secretary
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (Lender)
By:	/s/ Anthony Palmisano
Name: Anthony Palmisano Title: Managing Director